Income Taxes - Schedule of Significant Components of Deferred Taxes Recognized in the Consolidated Statement of Financial Position and the Movements (Details) - Deferred Taxes [Member]	Dec. 31, 2025 MYR (RM)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 MYR (RM)
Deferred tax assets:
Allowance for credit losses	RM 247,400	$ 60,996	RM 178,526
Lease liability	502,945	124,000	598,394
Total deferred tax assets	750,345	184,996	776,920
Net off against deferred tax liabilities	(699,084)	(172,358)	(746,897)
Net deferred tax assets	51,261	12,638	30,023
Deferred tax liabilities:
Right-of-use asset	(424,262)	(104,601)	(546,530)
Depreciation and amortization	(274,822)	(67,757)	(200,367)
Total deferred tax liabilities	(699,084)	(172,358)	(746,897)
Net off against deferred tax assets	699,084	172,358	746,897
Net deferred tax liabilities